Exhibit 24(b)(4)(iii)


                     OPPENHEIMER CHAMPION INCOME FUND
                 Class C Share Certificate (8-1/2" x 11")


I.   FRONT OF CERTIFICATE (All text and other matter lies within decorative border)

          (upper left)   box with heading: NUMBER (OF SHARES)

          (upper right)  box with heading: Class C SHARES;
                              certificate number above

               (centered
               below boxes)   Oppenheimer Champion Income Fund
                              A MASSACHUSETTS BUSINESS TRUST


     (at left) THIS IS TO CERTIFY THAT  (at right) SEE REVERSE FOR
                                      CERTAIN DEFINITIONS

                                        box with number
                                        CUSIP 683944201
     (at left)     is the owner of

     (centered)     FULLY PAID Class C SHARES OF
                    BENEFICIAL INTEREST OF

     Oppenheimer Champion Income Fund

(hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

          WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

          (at left                 Dated:         (at right
          of seal)                                 of seal)
          (signature)                             (signature)

          Dated:

_______________________                 ___________________
     TREASURER                               PRESIDENT



                                                  (centered at bottom)
                      1-1/2" diameter facsimile seal
                               with legend
                     Oppenheimer Champion Income Fund
                                   SEAL
                                   1987
                       COMMONWEALTH OF MASSACHUSETTS



(at lower right, printed
 vertically)                  Countersigned
                              OPPENHEIMER SHAREHOLDER SERVICES
                              (A DIVISION OF OPPENHEIMERFUNDS,
                              INC.)

                              Denver (Colo) Transfer Agent

                              By ____________________________
                                        Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with
     rights of survivorship and not
     as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian
_______________
                         (Cust)                        (Minor)

                         UNDER UGMA/GMA ________________
                                                       State



Additional abbreviations may also be used though not in the above list.




_________________________________________________________________
(Please print or type name and address of assignee)

______________________________________________________

________________________________________________ Class C Shares of
beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint
___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

Signed: __________________________

___________________________________
(Both must sign if joint owners)

                    Signature(s) __________________________
                    guaranteed     Name of Guarantor

                              by:
_____________________________
Signature of Officer/Title

(text printed NOTICE: The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph) face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in    Signatures must be guaranteed by a financial
box to left of      institution of the type described in the
current signature guarantee)  prospectus of the Fund.



PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle. It is invalid without this logotype watermark.


_________________________________________________________________


                 THIS SPACE MUST NOT BE COVERED IN ANY WAY